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                                                                   EXHIBIT 10.26

                                    EXHIBIT A
                                       to
                                  ATTACHMENT 1

                             THIRD AMENDMENT OF THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                         COGEN TECHNOLOGIES LINDEN, LTD.


         THIS THIRD AMENDMENT OF THE AGREEMENT OF LIMITED PARTNERSHIP OF COGEN TECHNOLOGIES LINDEN, LTD. (this "Amendment Agreement") is made as of the _______ day of February, 1999, by and between RCM Holdings, Inc. (formerly Cogen Technologies, Inc.), a Texas corporation ("General Partner") and Cogen Technologies Limited Partners Joint Venture, a Texas general partnership ("Limited Partner"). Unless otherwise noted, all defined terms used herein shall have the same meaning given such terms in the Agreement of Limited Partnership of Cogen Technologies Linden, Ltd. dated as of June 30, 1989 (as heretofore amended, the "Agreement").

         WHEREAS, the parties hereto are parties to the Agreement;

         WHEREAS, pursuant to the Agreement, the limited partnership known as Cogen Technologies Linden, Ltd. (the "Partnership") was formed pursuant to the Partnership Act; and

         WHEREAS, the parties hereto desire to amend the Agreement to reflect the termination of the Management Agreement dated as of July 7, 1989 by and between the Partnership and Cogen Technologies Management Company (predecessor to RCM Management Services, L.P.) and to reflect certain other agreements between and among the Partners.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree as follows:

         1. The DEFINITIONS of the Agreement shall be amended as follows:

                  (a) The definition of "Management Agreement" shall be deleted.

                  (b) The definition of "Partnership Manager" shall be revised to read as follows:

                           "Partnership Manager" means the General Partner.

                  (c) The following new defined terms shall be added:


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                           "Third Amendment" shall mean the Third Amendment of
                           the Agreement of Limited Partnership of Cogen Technologies Linden, Ltd. dated as of February__, 1999.

                           "Buy-Out Agreement" shall mean the Termination Agreement dated as of the date of the Third Amendment by and between the Partnership and RCM Management Services, L.P., a copy of which is attached to the Third Amendment as Exhibit A.

         2. The existing text of Section 8.2 of the Agreement shall become subparagraph (a) of Section 8.2 and the following provision shall be added as subparagraph (b) of Section 8.2:

                           (b) The Partners shall make Capital Contributions,
                  pro rata in their respective Sharing Ratios, equal to all funds required to be paid by the Partnership pursuant to the Buy-Out Agreement and to be paid by Cogen Technologies Linden Venture, L.P. pursuant to the Termination Agreement dated as of October 25, 1998 by and between Cogen Technologies Capital Company L.P. and H. Fred Levine, a copy of which is attached to the Third Amendment as Exhibit B.

         3. Section 15.1 of the Agreement shall be amended in its entirety to read as follows:

                           Section 15.1. The overall management and control of
                  the business and affairs of the Partnership shall be vested in the General Partner, except that the authority to determine the following matters may not be carried out by the General Partner without the concurrence of the Limited Partner:

                                    (a) alteration of the purpose of the
                           Partnership set forth in Article III hereof; and

                                    (b) any sale, assignment, license or
                           transfer, of all or substantially all of the assets of the Partnership.

         4. Section 15.2 of the Agreement shall be amended by deleting "Except for the fees payable to the Partnership Manager pursuant to the Management Agreement as the same may be amended from time to time" from the first sentence of Section 15.2.

         5. Section 15.4 of the Agreement shall be deleted in its entirety.

         6. All references to the Partnership Manager in Sections 15.5 and 15.6 of the Agreement shall be deleted.


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         7. The General Partner is hereby authorized to execute and deliver the
Buy-Out Agreement on behalf of the Partnership, to make a capital contribution to Cogen Technologies Linden Venture L.P. on behalf of the Partnership in an amount equal to the Capital Contributions made pursuant to Section 8.2(b) of the Agreement, and to make all payments contemplated under the Buy-Out Agreement in accordance with the terms thereof.

         8. This Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

         9. This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         10. Except as hereby amended, the Agreement shall remain in full force and effect.

         11. This Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Agreement as of the day and in the year first above written.

                                  RCM HOLDINGS, INC.
                                  (formerly Cogen Technologies, Inc.), a Texas corporation


                                  By:     /s/ RICHARD A. LYDECKER, JR.
                                         ---------------------------------------
                                  Name:  Richard A. Lydecker, Jr.
                                  Title: Senior Vice President
                                         and Chief Financial Officer

                                  COGEN TECHNOLOGIES LIMITED
                                  PARTNERS JOINT VENTURE


                                  By:     /s/ PAULINE E. BUCK
                                         ---------------------------------------
                                         Pauline E. Buck, as Trustee of the
                                         Charles N. Buck Family Trust-A and the
                                         Charles N. Buck Family Trust-B under
                                         the Will of Charles N. Buck


                                  By:     /s/ ROBERT A. HANSEN
                                         ---------------------------------------
                                         Robert A. Hansen


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                                  By:   Evergreen Partnership Energy, Ltd.


                                  By:    /s/ H. FRED LEVINE
                                        ----------------------------------------
                                  Name:  H. Fred Levine
                                        ----------------------------------------
                                  Title: General Partner
                                        ----------------------------------------

                                  By:   The 1989 Energy Trust


                                        By:  /s/ ROBERT CARY MCNAIR, JR.
                                            ------------------------------------
                                            Robert Cary McNair, Jr., Co-trustee
                                            (and not in his individual capacity)

                                        By:  /s/ DAVID C. HOLLAND
                                            ------------------------------------
                                            David C. Holland, Co-trustee (and
                                            not in his individual capacity)


                                  By:    /s/ C. DONALD VAN WART
                                        ----------------------------------------
                                        C. Donald Van Wart


                                  By:   Hansfam Three, a Trust


                                        By:  /s/ JOHN P. HANSEN
                                            ------------------------------------
                                            John P. Hansen, Co-trustee (and not
                                            in his individual capacity)


                                        By:  /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart, Co-trustee (and
                                            not in his individual capacity)


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